Exhibit 99.2

May 2026 Lument Finance Trust Q1 2026 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2025, which is available on the SEC’s website at www.sec.gov , and/or as disclosed in any subsequent filings. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of May 15 th , 2026 . The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager. • Experienced management team with an average of 20+ years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the U.S. subsidiary of ORIX Corporation, the publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management, LLC, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment. • Strong credit and asset management capabilities. • Attractive non - recourse CRE CLOs, revolving repurchase agreements, term loan facilities, and other secured financing structures.

Q1 2026 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculate Core Earnings pursuant to the Management Agreement for purposes of calculatin g t he Manager’s incentive fee. Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 1 9 months. • Q1 2026 GAAP net loss attributable to common stockholders of $0.02 per share. • Q1 2026 Distributable Earnings (1) to common stockholders of $0.02 per share. • On March 19, 2026, the Company declared a cash dividend for the quarter of $0.04 per share of common stock. • The Company also declared a cash dividend for the quarter of $0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. • Book Value Per Share of Common Stock was $2.97 (2) as of 3/31/2026. Financial Results • During the quarter, the Company experienced $47.9 million of loan fundings and $46.8mm of loan payoffs. Notable Activity • As of March 31, 2026, the Company’s investment portfolio consisted of floating - rate CRE loans of which approximately 92.6% (3) were collateralized by multifamily assets. • As of March 31, 2026, the Company’s $1.1 billion loan portfolio had a weighted average remaining initial term of 8 months (4) , a weighted average note rate of SOFR + 3.31%, and unamortized aggregate purchase discounts of $1.3 million. • As of March 31, 2026, the Company’s loan portfolio had a weighted average risk rating of 3.1, with 76.7% of the portfolio rat ed “3” (Moderate Risk) or better. Portfolio Performance • The floating - rate CRE loan portfolio was financed through the Company’s outstanding non - mark - to - market securitized debt obligation and secured financing arrangements: • $585.0 million of investment grade notes issued through 2025 - FL3 CLO. • Master repurchase agreement with $450.0 million borrowing capacity. • Secured lending agreement with $50.0 million borrowing capacity. • As of March 31, 2026, the Company held cash and cash equivalents of $21.2 million, and its leverage ratio remained stable quarter - over - quarter at 4.6x. • During Q1 2026, the Company exercised its redemption option under the LMF 2023 - 1 Financing and repaid all outstanding loans and notes through refinancing of underlying assets through secured financing arrangements. • During Q1 2026, the Company entered into an amendment to its corporate term loan that increased its outstanding advances by $2.3 million, extended the loan maturity to February 2030, and increased the fixed interest rate to 9.75%. Capitalization

Q1 2026 Balance Sheet Summary 5 Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIEs”). (2) Restricted cash primarily comprises REO operating cash accounts. (3) Includes mortgage servicing rights, carried at fair value of $0.5 million. (4) Outstanding principal amount of investment grade notes issued by LMNT 2025 - FL3 is $585.0 million. The unpaid principal bala nce of the credit facility is $50.0 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock. March 31, 2026 (1) Balance Sheet (thousands) $1,108,061 Commercial mortgage loans held - for - investment (net of allowance for credit losses) 57,470 Real Estate Owned 21,249 Cash and cash equivalents 9,373 Restricted cash (2) 5,552 Accrued interest receivable 3,112 Other assets (3) $1,204,818 Total assets $580,303 Secured debt obligations (4) 348,724 Secured financing arrangements 49,636 Credit facility (4) 10,092 Other liabilities $988,755 Total liabilities $216,063 Total equity 4.6x Total liabilities / total equity $2.97 Book Value Per Share of Common Stock (5)

Q1 2026 Income Statement Summary 6 Three Months Ended March 31, 2026 Summary Income Statement (thousands) $5,697 Net interest income (1,838) Total other income (loss) (3,657) Operating expenses (5) Benefit (provision) from income taxes (1,185) Preferred dividends $(978) Net income attributable to common stockholders 52,400,158 Weighted average shares outstanding during the period, basic and diluted $(0.02) Net income attributable to common stockholders per share Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP. Three Months Ended March 31, 2026 GAAP Net Income to Distributable Earnings Reconciliation (thousands) $(978) Net Income attributable to common stockholders Adjustments: 30 Unrealized (Gain) Loss on mortgage servicing rights (732) (Release of) credit losses 305 Depreciation of real estate owned 1,350 Real estate owned impairment expense 1,153 Loss on extinguishment of debt (5) Provision for (benefit from) income taxes $1,123 Distributable Earnings (1) 52,400,158 Weighted average shares outstanding during the period, basic and diluted $0.02 Distributable Earnings per share of common stock $0.04 Dividend per share of common stock

Earnings and Book Value Per Share of Common Stock 7 Note: (1) See Appendix for definition of Distributable Earnings and for reconciliation of GAAP net income to distributable ear nings. (2) See Appendix for definition of Book Value Per Share of Common Stock. $0.05 $0.02 $0.00 $0.02 $0.06 $0.04 $0.04 $0.04 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Distributable Earnings Dividends $3.27 $3.25 $3.03 $2.97 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Distributable Earnings (1) & Dividends Per Share of Common Stock Book Value Per Share of Common Stock (2)

Investment Portfolio 8 Geographic Concentration (2) Multifamily , $1,026.0 , 92.6% Seniors Housing & Healthcare , $82.0 , 7.4% Property Type (2) $1,108.1 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On March 31, 2026, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.1 billion. 92.6% (1) of the portfolio was invested in loans collateralized by multifamily assets. • The Company anticipates that it will continue to focus on investment opportunities within multifamily credit. The Company does not currently own any hospitality, retail, self - storage, or office loan assets and has limited exposure to seniors housing. TX , … FL , $188.9 , 17.0% NJ , $133.8 , 12.1% GA , $96.4 , 8.7% OH , $90.4 , 8.2% Other States , $356.7 , 32.2% $1,108.1

Q1 2026 Loan Activity 9 Multifamily , $46.8 , 100.0% Q1 Payoffs by Property Type (1) $46.8 • The Company funded $47.9 million of loan assets and experienced $46.8 million of loan payoffs during the quarter. Note: (1) $ In millions, based on UPB. (2) Portfolio balances shown based on carrying value net of allowances. “Other Activity” is comprised of changes in capitaliz ed origination fees, extension fees, and purchase discounts. Portfolio Activity (2) Multifamily , $47.9 , 100.0% Q1 Fundings by Property Type (1) $47.9 $1,114.0 $47.9 ($46.8) $3.1 ($10.5) $0.3 $1,108.1 Q4 2025 Portfolio Loan Fundings Payoffs / Sales Provision for Loan Losses Loans Transferred to REO Other Activity Q1 2026 Portfolio

Portfolio Credit 10 • As of March 31, 2026, 91 .8 % of the Company’s portfolio was performing (1) , with 76.7% of the portfolio rated “3” (Moderate Risk) or better. • Weighted average risk rating (2) of 3.1. • During the quarter, management applied a “5” risk - rating to seven loans with an aggregate principal value of $107.9 million. Asset Performance (1) Weighted Average Risk Rating (2) Note: (1) “Performing” defined as loans that are neither in default nor on non - accrual status. (2)Weighted average risk rating is weighted based on carrying value of portfolio assets. 88.7% 89.7% 91.2% 91.8% 4.3% 4.1% 3.7% 3.7% -1.0000% 0.0000% 1.0000% 2.0000% 3.0000% 4.0000% 5.0000% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 6/30/2025 9/30/2025 12/31/2025 3/31/2026 % Performing Average 1M SOFR 3.5 3.6 3.2 3.1 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/2025 9/30/2025 12/31/2025 3/31/2026 1 2 3 4 5 Weighted Avg Risk Rating

Note: (1) In millions. LFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see App endix for reconciliation to GAAP. (2) Secured financing shown at par value. 2025 - FL3 CLO GAAP carrying value of $580.3 includes $4.7 million of unamortized debt issuance costs. Secured financing agreements carrying value of $348.7 million includes $2.1 million of unamortized debt issuance costs. (3) Term loan shown at par value. GAAP carrying value of $49.6 million includes $0.4 million of unamortized debt issuance cos ts . (4) Preferred equity shown at $60 million liquidation preference. (5) Noncontrolling interest was $99,500 as of 3/31/2026 and is excluded from common equity above. 77.9% 13.0% 5.0% 4.2% Secured Financing Common Equity Preferred Equity Term Loan $1,201.7 Capital Structure Composition (1) Capital Structure Detail Q1 2026 Capital Structure Overview 11 Primary sources of financing include a CRE CLO (2025 - FL3 CLO), secured financing agreements, preferred stock, and a corporate term loan. ($ in millions) Secured Financings (2) Maturity Date Rate Advance RateAmount LMNT 2025-FL3 July 2043 S + 1.91% 88.1% $585.0 Secured financing agreements Various Various Various $350.8 Credit Facilities Term Loan (3) February 2030 9.75% $50.0 Total Debt $985.8 Equity Preferred Equity (4) N/A 7.875% $60.0 Book Value of Common Equity (5) N/A $156.0 Total Capitalization (1) $1,201.7

$0.00 $0.01 $0.02 $0.04 $0.06 +25 bps 0 bps -25 bps -50 bps -75 bps -100 bps Net Interest Income Sensitivity to Shifts in Term SOFR 12 Floating Rate Assets (2) $1,131 Floating Rate Liabilities (3) - $936 Net Exposure $195 Floating - Rate Exposure (1) Net Interest Income Per Share Sensitivity to Change in SOFR (4) • 100% floating - rate loan portfolio. • 100% of portfolio is indexed to 30 - day term SOFR. Note: (1) In millions. Net Exposure represents UPB of floating rate loan portfolio assets net of par value of secured floating rate debt outstanding. (2) Figure reflects unpaid principal balance of floating - rate loan portfolio. (3) Comprised of secured financing arrangements and outstanding securitization notes related to 2025 - FL3, all of which are inde xed to one - month SOFR. Figure reflects par value of notes. (4) Annualized impact per common share. Assumes starting 30 - day term SOFR of 3.66%. Our loan assets feature rate floors which p artially mitigate the adverse earnings impact of declines in SOFR.

Appendix

3/31/2026 CRE Loan Portfolio Details 14 Continued on the following page Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Unamortized Discount/Premium As-Is LTV at Origination (1) 1 Loan 1 1/31/2025 8/5/2026 Multifamily Los Angeles CA 43,655,000 3.00% 0 66.10% 2 Loan 2 12/16/2021 7/6/2026 Multifamily Daytona Beach FL 41,446,810 3.16% 0 71.70% 3 Loan 3 7/31/2025 8/5/2027 Multifamily Lincoln Park NJ 40,000,000 2.75% 0 62.90% 4 Loan 4 12/23/2024 1/5/2027 Multifamily Macon GA 36,800,000 2.90% 0 66.10% 5 Loan 5 1/16/2025 8/5/2026 Multifamily Noblesville IN 36,000,000 2.55% 0 67.57% 6 Loan 6 1/29/2025 2/5/2027 Multifamily Manchaca TX 35,500,000 3.00% 0 52.21% 7 Loan 7 10/27/2025 11/5/2027 Multifamily Columbus OH 33,333,333 2.35% 0 75.00% 8 Loan 8 3/22/2022 4/5/2026 Multifamily Seneca SC 31,627,625 3.35% (201,058) 74.54% 9 Loan 9 6/28/2022 4/5/2027 Multifamily Dallas TX 29,623,930 3.40% (190,900) 71.59% 10 Loan 10 6/8/2021 4/3/2026 Multifamily Miami FL 29,543,566 3.31% 0 74.26% 11 Loan 11 4/3/2025 4/5/2027 Multifamily Lockport IL 27,500,000 2.81% 0 64.50% 12 Loan 12 12/29/2021 1/6/2027 Multifamily Spring Lake NC 26,530,992 3.96% 0 59.90% 13 Loan 13 11/2/2021 3/5/2026 Multifamily Melbourne FL 26,049,291 3.21% 0 72.09% 14 Loan 14 9/17/2024 10/5/2026 Multifamily Marysville OH 25,500,000 2.85% 0 73.80% 15 Loan 15 4/27/2022 5/5/2026 Multifamily North Brunswick NJ 24,525,000 3.40% 0 79.90% 16 Loan 16 8/26/2021 8/5/2027 Multifamily Clarkston GA 24,468,032 3.61% 0 79.00% 17 Loan 17 12/20/2024 1/5/2028 Multifamily Olympia WA 23,370,018 3.75% 0 68.49% 18 Loan 18 10/18/2021 8/5/2026 Multifamily Cherry Hill NJ 23,348,000 3.11% 0 72.40% 19 Loan 19 8/26/2021 3/6/2027 Multifamily Union City GA 22,872,354 3.46% 0 70.40% 20 Loan 20 12/6/2024 1/5/2028 Multifamily Groveport OH 21,990,281 3.50% 0 51.50% 21 Loan 21 11/16/2021 3/6/2026 Multifamily Dallas TX 21,916,753 3.31% 0 73.54% 22 Loan 22 7/8/2022 8/5/2026 Multifamily Arlington TX 21,818,465 3.75% (126,974) 67.10% 23 Loan 23 8/31/2021 3/5/2026 Multifamily Houston TX 21,644,684 3.41% 0 74.20% 24 Loan 24 3/22/2022 4/5/2026 Multifamily York PA 21,442,771 3.30% (180,012) 79.17% 25 Loan 25 11/29/2022 12/31/2026 Healthcare Glendale WI 20,360,000 4.00% 0 45.00% 26 Loan 26 11/5/2021 6/5/2027 Multifamily Orlando FL 19,625,274 3.11% 0 78.05% 27 Loan 27 2/11/2022 3/6/2026 Multifamily Tampa FL 19,445,670 3.60% 0 77.99% 28 Loan 28 11/21/2022 12/31/2026 Healthcare Houston TX 18,920,000 4.00% 0 67.00% 29 Loan 29 11/10/2022 12/31/2026 Healthcare Austin TX 18,590,000 4.00% 0 65.00% 30 Loan 30 2/2/2022 7/4/2026 Multifamily Houston TX 17,936,729 3.50% 0 77.50%

3/31/2026 CRE Loan Portfolio Details 15 Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Unamortized Discount/Premium As-Is LTV at Origination (1) 31 Loan 31 3/26/2025 4/5/2027 Multifamily Kannapolis NC 17,780,000 2.91% 0 60.40% 32 Loan 32 11/23/2021 12/4/2026 Multifamily Orange NJ 17,516,020 3.31% 0 78.00% 33 Loan 33 12/20/2024 7/5/2026 Multifamily Lafayette IN 17,010,000 2.85% 0 68.00% 34 Loan 34 3/31/2022 4/5/2026 Multifamily Tallahassee FL 16,956,276 3.00% (125,555) 74.80% 35 Loan 35 3/28/2025 4/5/2027 Multifamily Lansing MI 16,500,000 2.90% 0 73.50% 36 Loan 36 11/21/2022 12/31/2026 Healthcare Southlake TX 15,735,000 4.00% 0 48.00% 37 Loan 37 2/22/2022 4/6/2026 Multifamily Philadelphia PA 15,524,795 3.80% 0 80.00% 38 Loan 38 4/6/2022 6/5/2026 Multifamily Vineland NJ 15,347,180 3.75% (85,442) 77.00% 39 Loan 39 4/27/2022 5/5/2026 Multifamily Houston TX 14,171,704 3.70% 0 79.60% 40 Loan 40 4/12/2021 5/5/2025 Multifamily Cedar Park TX 13,666,721 3.86% 0 66.70% 41 Loan 41 6/3/2025 6/4/2027 Multifamily Bound Brook NJ 13,510,000 3.95% 0 67.60% 42 Loan 42 12/20/2024 1/5/2028 Multifamily Olympia WA 13,000,000 3.75% 0 68.49% 43 Loan 43 7/26/2022 8/5/2027 Multifamily Atlanta GA 12,905,495 3.65% (111,571) 65.15% 44 Loan 44 5/12/2022 6/5/2025 Multifamily Ypsilanti MI 11,926,591 3.50% (73,097) 68.40% 45 Loan 45 10/10/2024 11/5/2026 Multifamily Cottonwood AZ 11,550,000 3.25% 0 38.50% 46 Loan 46 1/25/2022 6/9/2027 Multifamily Corpus Christi TX 11,261,792 3.55% (44,923) 78.76% 47 Loan 47 10/28/2021 11/6/2026 Multifamily Tampa FL 11,202,535 3.06% 0 75.70% 48 Loan 48 5/3/2022 5/5/2026 Multifamily Port Richey FL 10,818,945 3.55% (83,384) 79.05% 49 Loan 49 12/16/2021 7/6/2026 Multifamily Daytona Beach FL 9,928,190 3.16% 0 71.70% 50 Loan 50 9/30/2021 10/6/2026 Multifamily Clearfield UT 9,815,615 3.26% 0 67.98% 51 Loan 51 7/14/2022 8/5/2026 Multifamily Bradenton FL 9,429,206 3.90% (32,491) 74.40% 52 Loan 52 6/22/2022 7/3/2025 Multifamily Des Moines IA 8,593,992 4.00% 0 72.03% 53 Loan 53 4/15/2024 5/5/2026 Healthcare Meridian ID 8,500,000 4.65% 0 54.00% 54 Loan 54 12/19/2025 1/5/2028 Multifamily San Antonio TX 6,960,000 2.75% 0 76.50% 55 Loan 55 10/7/2022 11/5/2026 Multifamily Fairborn OH 6,816,701 4.10% 0 79.10% 56 Loan 56 12/19/2024 1/5/2027 Multifamily Bellflower CA 5,987,732 3.00% 0 30.40% 57 Loan 57 10/27/2025 11/5/2027 Multifamily Columbus OH 3,100,000 2.35% 0 75.00% Total / Average 1,130,899,067 3.31% (1,255,406) 68.94%

Consolidated Balance Sheets 16

Consolidated Statement of Income 17

Detailed Walk of Allowance for Loan Losses 18

Reconciliation of Net Income to Distributable Earnings 19 For the Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 GAAP to Distributable Earnings Reconciliation Reconciliation of GAAP to non - GAAP Information $(978,375) $(8,942,111) $658,597 $2,505,731 Net income attributable to common stockholders Adjustments for non - Distributable earnings 30,245 11,367 24,700 36,456 Unrealized losses (gains) on mortgage servicing rights (732,373) 8,628,158 (29,660) 94,768 (Release of) credit losses 0 (200,196) 0 0 Realized loss on sale of real estate owned 304,885 295,698 344,785 138,777 Depreciation of real estate owned 1,350,435 0 0 0 Real estate owned impairment expense 1,152,861 0 0 0 Loss on extinguishment of debt 2,106,053 8,735,027 339,825 270,001 Subtotal Other Adjustments (4,648) 6,629 (2,902) (4,084) Adjustment for income taxes (4,648) 6,629 (2,902) (4,084) Subtotal $1,123,030 $(200,455) $995,520 $2,771,648 Distributable Earnings 52,400,158 52,372,810 52,352,594 52,332,304 Weighted average shares outstanding, b asic and diluted $0.02 $(0.00) $0.02 $0.05 Distributable Earnings per share of common stock , b asic and diluted

Detailed Walk of Capitalization as of 3/31/2026 20 3/31/2026 LFT Capitalization Reconciliation (in 000's) $1,204,718 Total GAAP liabilities and stockholders' equity (1) Adjustments for Capitalization (1,775) ( - ) Accrued interest payable (3,099) ( - ) Dividends payable (2,989) ( - ) Fees and expenses payable to Manager (2,230) ( - ) Other accounts payable and accrued expenses 7,112 ( + ) Other capitalized financing & issuance costs $1,201,739 LFT Capitalization Note: (1) Net of non - controlling interest.

Book Value Per Share of Common Stock as of 3/31/2026 21 Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share. March 31, 2026 Book Value Per Common Share (in 000's) $216,063 Total stockholders’ equity (60,000) ( - ) Preferred equity (1) (100) ( - ) Non - controlling interest $155,964 Common equity 52,439,463 Shares outstanding $2.97 Book Value Per Share of Common Stock

Key Definitions 22 “ Book Value Per Share of Common Stock ” is calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weight ed average number of shares of common stock issued and outstanding during the period, basic and diluted. “ Distributable Earnings ” is a non - GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not ot her wise included in GAAP net income (loss) and excluding (i) non - cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non - cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one - time charges such as acquisition costs and one - time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursu ant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credi t l osses, any loan losses are charged off and realized through Distributable Earnings when deemed non - recoverable. Non - recoverability is determine d (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlyi ng asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non - collectible. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and c ash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for e xis ting and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator o f o ur dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustment s, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to ou r c onsolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings h elp us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indica tiv e of our current loan portfolio and operations and is a performance metric we consider when declaring our dividends. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be con sid ered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an in dication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the m eth odologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributabl e E arnings may not be comparable to the Distributable Earnings reported by other companies.

May 2026